UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): January 31, 2006 (January 25, 2006)

SigmaTel, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-50391	74-2691412
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

1601 S. MoPac Expressway

Suite 100

Austin, Texas 78746

(Address of principal executive offices)

Registrant’s telephone number, including area code:

(512) 381-3700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operation and Financial Condition.

On January 31, 2006, SigmaTel issued a press release announcing its 2005 fourth quarter and annual financial results, and on the same date held a related conference call to discuss these results. The full text of the press release issued in connection with the announcement is attached as Exhibit No. 99.1 to this Current Report on Form 8-K. The press release and conference call contain forward-looking statements regarding SigmaTel and include cautionary statements identifying important factors that could cause actual results to differ materially from those anticipated.

The information in Item 2.02 of this Current Report on Form 8-K, and exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Use of Non-GAAP Financial Information

SigmaTel provides a non-GAAP measure of net income and net income per share in its earnings release. The presentation is intended to be a supplemental measure of performance and excludes as noted in more detail in the press release, historical lease abandonment charges and partial reversal thereof and non cash charges related to (i) historical acquisition-related write-offs of in-process R&D costs, (ii) amortization of intangible assets from acquisitions, and (iii) stock-based compensation. SigmaTel believes that excluding these charges represents a better basis for the comparison of its current results to its results for periods prior to its initial public offering and to the results of its peer companies. The presentation of this additional information is not meant to be considered in isolation or as a substitute for results prepared in accordance with GAAP. The non-GAAP financial measures included in the press release have been reconciled to the corresponding GAAP financial measures as required under the rules of the Securities and Exchange Commission regarding the use of non-GAAP financial measures.

Item 8.01	Other Events.

On January 31, 2006, SigmaTel, Inc. (“SigmaTel”) issued a press release announcing that its board of directors has authorized SigmaTel to repurchase up to $30 million of its outstanding common stock. SigmaTel may repurchase its common stock from time to time in the open market or in privately negotiated transactions in compliance with the Securities and Exchange Commission’s regulations and other legal requirements, and subject to market conditions and other factors. SigmaTel may also implement all or part of the repurchase program pursuant to a plan meeting the conditions of Rule 10b5-1 under the Securities Exchange Act of 1934, as amended. A copy of the press release is being furnished as Exhibit 99.2 to this Current Report on Form 8-K.

On January 25, 2006, Alan D. Green notified SigmaTel of his intention to resign as SigmaTel’s Vice President and General Counsel effective February 1, 2006 to pursue other interests. Following his resignation, Mr. Green will continue to provide advisory services to SigmaTel, including facilitating SigmaTel’s transition to a new General Counsel.

Item 9.01	Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit No.	Description
99.1	Press Release, dated January 31, 2006, announcing 2005 fourth quarter and annual results

99.2	Press Release, dated January 31, 2006, announcing common stock repurchase

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 31, 2006

SIGMATEL, INC.

By:	/s/ ROSS A. GOOLSBY
Ross A. Goolsby
Vice President of Finance,
Chief Financial Officer and
Secretary

3

EXHIBIT INDEX

EXHIBIT NO.
99.1	Press Release, dated January 31, 2006, announcing 2005 fourth quarter and annual results

99.2	Press Release, dated January 31, 2006, announcing common stock repurchase

4